Exhibit 10.1

SECOND MODIFICATION TO LOAN AGREEMENT

and first modification and allonge to promissory note

This SECOND MODIFICATION TO LOAN AGREEMENT (this “Agreement”) is made as of the 19th day of December, 2018, by and between RANOR, INC., a Delaware corporation (the “Borrower”), and BERKSHIRE BANK, a savings bank organized and existing under the laws of the Commonwealth of Massachusetts (“Lender”), successor by merger to Commerce Bank & Trust Company, in the following circumstances:

A.       Lender has made a term loan to Borrower in the original principal amount of $2,850,000.00 (the “Term Loan”), which Term Loan is evidenced by that certain Promissory Note dated December 20, 2016 made by Borrower in favor of Lender in the stated principal amount of $2,850,000.00 (the “Term Note”) and has made a revolving line of credit loan to the Borrower in the maximum principal amount of $1,000,000.00 (the “Line of Credit” and together with the Term Loan, collectively, the “Loans”), which Line of Credit is evidenced by that certain Promissory Note dated December 20, 2016 made by Borrower in favor of Lender in the stated principal amount of $1,000,000.00 (the “Line of Credit Note” and together with the Term Note, collectively, the “Notes”). The Notes are governed by the Loan Agreement by and between Borrower and Lender dated December 20, 2016, as amended by that certain First Modification to Loan Agreement dated as of June 6, 2018 (as amended, the “Loan Agreement”). Any capitalized terms used but not expressly defined herein shall be given the same meaning given to such term in the Loan Agreement.

B.       The Notes are secured by a lien on the assets of Borrower pursuant to that certain Security Agreement by and between Borrower and Lender dated December 20, 2016 (the “Security Agreement”). The Notes are further secured by that certain Mortgage, Security Agreement and Financing Statement dated December 20, 2016 made by Borrower in favor of Lender (the “Mortgage”). The Notes are further secured by the unlimited guaranty of TechPrecision Corporation, a Delaware corporation (“Guarantor”) pursuant to that certain Unlimited Guaranty dated as of December 20, 2016 made by Guarantor in favor of Lender (the “Guaranty”).

C.       Borrower has requested that Lender extend the maturity of the Line of Credit and Lender has agreed on the condition that the Loan Agreement be modified as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       The Loan Agreement is hereby amended as follows:

1.1       The definition of Revolver Maturity Date in Appendix I of the Loan Agreement is hereby deleted in its entirety and the following definition is inserted in place thereof and substituted therefor:

“Revolver Maturity Date. December 20, 2020”

Second Modification to Loan Agreement
Berkshire Bank/Ranor, Inc.

2.       The Line of Credit Note is hereby amended as follows

2.1       The second paragraph on page 1 of the Line of Credit Note is hereby deleted in its entirety and the following is inserted in place thereof and substituted therefor:

“The Borrower shall pay interest only on unpaid balances hereunder until paid in full, payable monthly in arrears on the 20th day of each calendar month, commencing January 20, 2017. The aggregate unpaid principal balance of this Note shall be paid, plus any accrued and unpaid interest, on December 20, 2020. Interest on the unpaid principal balance hereof from time to time outstanding shall be a fluctuating rate equal to the Adjusted LIBOR Rate for successive LIBOR Interest Periods. All defined terms used herein and not expressly defined herein shall have the meanings ascribed to them in the Loan Agreement.”

3.       All security for the Loans and Notes now existing or hereafter granted to Lender, including without limitation all security evidenced, granted or governed by the Loan Agreement as amended hereby, the Security Agreement, the Guaranty, and the Mortgage shall be security for the Loans, as amended hereby, and the Notes and for all obligations of Borrower under this Agreement, under the Notes and under the Loan Agreement, as amended by this Agreement.

4.       All references to the Loan Agreement, wherever, whenever or however made or contained, are hereby deemed to be references to the Loan Agreement, as modified by this Agreement. By signing this Agreement in the space indicated below, Borrower hereby affirms and restates all of the covenants and agreements made and set forth in the Loan Agreement and does hereby warrant, represent and covenant that the representations and warranties in the Loan Agreement are true, accurate and complete in all material respects on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date). ALL OF THE PROVISIONS OF THE LOAN AGREEMENT, AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

5.       All references to the Line of Credit Note, wherever, whenever or however made or contained, are hereby deemed to be references to the Line of Credit Note, as modified by this Agreement. By signing this Agreement in the space indicated below, Borrower hereby affirms and restates all of the covenants and agreements made and set forth in the Line of Credit Note and does hereby warrant, represent and covenant that the representations and warranties in the Line of Credit Note are true, accurate and complete in all material respects on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date). ALL OF THE PROVISIONS OF THE LINE OF CREDIT NOTE, AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

Second Modification to Loan Agreement Berkshire Bank/Ranor, Inc.

6.       By signing this Agreement on behalf of the Borrower in the space designated below, the individual so signing represents and warrants to Lender that he or she has full power and authority to execute this Agreement and to bind Borrower, and that all corporate actions necessary to authorize and approve execution of this Agreement, and by such individual, have been taken prior to the execution hereof.

7.       Concurrently with the execution and delivery of this Agreement, Borrower agrees to pay to Lender all reasonable and documented expenses incurred in connection with this Agreement, including without limitation all reasonable legal fees and expenses.

8.       This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender, and their respective successors and assigns. This Agreement has been made in the Commonwealth of Massachusetts and shall be governed, construed, applied and enforced in accordance with the laws of said Commonwealth without resort to its conflict of laws rules. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

9.       All notices and communications provided for herein shall be in writing and shall be deemed effective when deposited in the United States mail, sent by certified mail, return receipt requested, postage prepaid, at Lender’s and Borrower’s respective addresses set forth in the Loan Agreement, as amended hereby.

10.       IN THE EVENT THAT LENDER BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF MASSACHUSETTS OR THE UNITED STATES IN MASSACHUSETTS, BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER BORROWER BY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY CERTIFIED MAIL TO BORROWER AT ITS ADDRESS REFERENCED IN THE LOAN AGREEMENT. BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN BORROWER AND LENDER.

Second Modification to Loan Agreement Berkshire Bank/Ranor, Inc.

11.       This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, email or other electronic format (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Agreement.

(Signatures appear on the following page)

Second Modification to Loan Agreement Berkshire Bank/Ranor, Inc.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Agreement on the date first above written.

RANOR, INC.

By:	/s/ Thomas Sammons
Name:	Thomas Sammons
Title:	Vice President, Finance

BERKSHIRE BANK

By:	/s/ Thomas McCarthy
Name:	Thomas McCarthy
Title:	Vice President

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Second Modification to Loan Agreement Berkshire Bank/Ranor, Inc.